SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 15, 2000
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                                   NBI, INC.
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            (Exact name of registrant as specified in its charter)




    Delaware                        1-8232                      84-0645110
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(State  or  other                (Commission                 (I.R.S. Employer
jurisdiction  of                 File Number)               Identification No.)
 Incorporation)




           1880 Industrial Circle, Suite F, Longmont, Colorado  80501
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (303) 684-2700
                                                          --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM  5.  OTHER  EVENTS

     Notice  of  Default  from  the  Internal  Revenue  Service  ("IRS")

     On March 15, 2000, the Company received a notice of default dated March 13, 2000 from the IRS regarding NBI's failure to cure the default of its Amended Payment Agreement with the IRS dated April 9, 1998. The IRS declared the remaining principal amount of $878,000 due and payable with interest thereon at the statutory rate provided under the Internal Revenue Code since the last interest payment made by NBI on July 9, 1997 under the Original Agreement. Accrued interest through March 31, 2000 totals $219,360. In addition, the IRS notified the Company that it intends to pursue its remedies.

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

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.





                                           NBI,  INC.




Dated:  April  5,  2000                    By:      /s/ Marjorie A. Cogan
                                              ----------------------------------
                                                     Marjorie  A.  Cogan
                                                 As a duly authorized officer
                                              Chief Financial Officer, Secretary

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